Exhibit 99.1

RetailMeNot Announces Third Quarter 2013 Financial Results

•	Net Revenues Increased 39% Over the Prior Year Period

•	Net Income Totaled $5.6 million

•	Adjusted EBITDA Totaled $16.4 million

AUSTIN, Texas, November 5, 2013 — RetailMeNot, Inc. (NASDAQ:SALE), which operates the world’s largest digital coupon marketplace, reported its financial results for the quarter ended September 30, 2013.

Third Quarter Key Metrics and Financial Results Highlights

(All comparisons are made to the third quarter of 2012)

•	Net revenues for the third quarter were $47.4 million, an increase of 39% compared to $34.2 million.

•	Organic net revenues increased 35%. Organic net revenues exclude net revenues from acquired businesses not owned during both comparative periods.

•	Mobile net revenues totaled $5.8 million, up 190% compared to $2.0 million.

•	Net revenues from international markets totaled $9.5 million, up 56% compared to $6.1 million.

•	Net income for the third quarter was $5.6 million, compared to net income of $6.6 million.

•	Adjusted EBITDA for the third quarter was $16.4 million, or 35% of net revenues, compared to $15.8 million, or 46% of net revenues.

•	Visits grew 19% to 132.2 million, compared to 111.5 million.

•	Net revenues per visit grew 17% to $0.358, compared to $0.306.

“In the third quarter, an incredible combination of our retail partners, community members and employees helped more users of RetailMeNot’s websites and apps save more money than ever during their back-to-school shopping,” said Cotter Cunningham, founder, president and CEO, RetailMeNot, Inc. “We continue to believe in our global team’s ability to execute on improving our websites and mobile capabilities, setting the stage for the continued importance of our business as an efficient, highly effective marketing channel that facilitates increased sales for retailers and brands gearing up for the upcoming holidays.”

Third Quarter Business Highlights and Key Strategic Announcements

•	As of September 30, 2013, more than 8.8 million apps had been downloaded globally between RetailMeNot.com, VoucherCodes.co.uk and Bons-de-Reduction.com, up from just 2.3 million as of September 30, 2012. During the third quarter, mobile app sessions totaled 46.0 million, versus 3.5 million during the third quarter of 2012.

•	As of September 30, 2013, RetailMeNot had more than 13.9 million global subscribers to a newsletter or store alert, up 81% year over year.

•	Released version 3.0 of the free RetailMeNot Coupons app for iPhone and Android devices with a new sleek design and a “bookmark” feature for tagging favorite stores and the ability for consumers to share saved coupons between the desktop and their mobile app.

•	Expanded geo-targeting capabilities to cover a combination of over 3,000 malls and shopping centers.

Acquisition

On October 9, 2013, RetailMeNot acquired ZenDeals, an early stage technology company with a patent pending proprietary digital coupon verification technology, for approximately $18 million in an all cash transaction.

Quarterly Conference Call

RetailMeNot will host a webcast to discuss its third quarter 2013 financial results and business outlook today at 4:30 p.m. Eastern Time (3:30 pm Central Time). A live webcast of the conference call can be accessed within the investor relations section of the RetailMeNot website at http://investor.retailmenot.com. This webcast will contain forward-looking statements and other material information regarding the company’s financial and operating results.

Following completion of the call, a recorded replay of the webcast will be available on the website at http://investor.retailmenot.com. For those without access to the Internet, a replay of the call will be available beginning at 7:30 p.m. Central Time on November 5, 2013 through November 12, 2013 at 11:59 p.m. Central Time. To listen to the telephone replay, call (855) 859-2056 within the US or (404) 537-3406 internationally, access code 74591101.

About RetailMeNot, Inc.

RetailMeNot, Inc. (www.retailmenot.com/corp/) operates the world’s largest digital coupon marketplace. The company’s websites enable consumers across the globe seeking to save money to find hundreds of thousands of digital coupons and offers from retailers and brands. RetailMeNot, Inc. experienced more than 500 million visits to its websites in the last twelve months. The RetailMeNot, Inc. portfolio of coupon and deal websites includes www.RetailMeNot.com, the largest digital coupon marketplace in the United States; www.RetailMeNot.ca in Canada; www.VoucherCodes.co.uk, the largest digital coupon marketplace in the United Kingdom; www.Deals.com in Germany; www.Actiepagina.nl, a leading digital coupon site in the Netherlands; Bons-de-Reduction.com and www.Ma-Reduc.com, leading digital coupon sites in France; www.Poulpeo.com, a leading digital coupon site with cash back in France; and www. Deals2Buy.com, a leading discount offer site in North America. RetailMeNot, Inc. went public in July 2013 and is listed on the NASDAQ stock exchange under the ticker symbol “SALE.” Investors interested in learning more about the company can visit: http://investor.retailmenot.com/.

Operating Metrics

Visits. RetailMeNot defines a visit as a group of interactions that take place on one of RetailMeNot’s websites within a given time frame as measured by Google Analytics, a product that provides digital marketing intelligence. A single visit can contain multiple page views, events, social interactions, custom variables and e-commerce transactions. A single visitor can open multiple visits. Visits can occur on the same day, or over several days, weeks or months. As soon as one visit ends, there is then an opportunity to start a new visit. A visit ends either through the passage of time or a campaign change, with a campaign generally meaning arrival via search engine, referring site or campaign-

tagged information. A visit ends through passage of time either after thirty minutes of inactivity or at midnight Pacific Time. A visit ends through a campaign change if a visitor arrives via one campaign or source, leaves the site, and then returns via another campaign or source. Visits for the period do not include interactions through our mobile applications.

Net Revenues Per Visit. Net revenues per visit is defined as net revenues for the period divided by visits for the period.

Non-GAAP Financial Measures

To provide investors with additional information regarding RetailMeNot’s financial results, RetailMeNot has disclosed in the table below and elsewhere herein adjusted EBITDA, a non-GAAP financial measure. RetailMeNot has provided a reconciliation below of adjusted EBITDA to net income, the most directly comparable GAAP financial measure. RetailMeNot defines adjusted EBITDA as net income plus depreciation, amortization of intangible assets, stock-based compensation expense, third-party acquisition-related costs, other non-cash operating expenses (including asset impairment charges and compensation-related charges associated with seller notes issued in connection with acquisitions), net interest expense, other non-operating income or expense (including changes in fair value of warrant liabilities and contingent consideration) and income taxes, net of any foreign exchange income or expense.

RetailMeNot discloses adjusted EBITDA because it is a key measure used by RetailMeNot and its board of directors to understand and evaluate RetailMeNot’s financial and operating performance, establish budgets and operational goals and as an element in determining executive compensation. RetailMeNot believes it also facilitates period-to-period comparisons of operations that could otherwise be masked by the effect of the expenses that RetailMeNot excludes in this non-GAAP financial measure and facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. However, adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of RetailMeNot’s results as reported under GAAP. Because of these limitations, you should consider adjusted EBITDA alongside other financial performance measures, including various cash flow metrics, net income and RetailMeNot’s other GAAP results.

Forward-looking Statements

This release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding RetailMeNot’s strategy, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “target” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about management’s estimates regarding future revenue and financial performance, visits and other statements about management’s beliefs, intentions or goals. RetailMeNot may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on RetailMeNot’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to, risks related to RetailMeNot’s ability to manage its growth, including accurately planning and forecasting its financial results; RetailMeNot’s ability to attract visitors to its websites from search engines; RetailMeNot’s ability to attract and retain paid retailers and maintain its relationships with performance marketing networks; RetailMeNot’s ability to obtain and maintain digital coupon content and maintain the positive perception of its brand; RetailMeNot’s need to monetize digital coupons available through its mobile solutions; the competitive environment for RetailMeNot’s business; changes in consumer sentiment regarding RetailMeNot’s use of cookies; RetailMeNot’s need to manage regulatory, tax and litigation risks; RetailMeNot’s ability to protect consumer data and its intellectual property; RetailMeNot’s ability to manage international business uncertainties; the impact and integration of recent and future acquisitions; and other risks and potential factors that could affect RetailMeNot’s business and financial results identified in RetailMeNot’s filings with the Securities and Exchange Commission (the “SEC”), including its prospectus filed with the SEC pursuant to Rule 424(b)(4) on July 19, 2013. Additional information will also be set forth in RetailMeNot’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that RetailMeNot makes with the SEC. RetailMeNot does not intend or undertake any duty to release publicly any updates or revisions to any forward-looking statements contained herein.

Media Contact

Brian Hoyt

RetailMeNot, Inc.

bhoyt@rmn.com

(512) 777-2957

Investor Contact

Michael Magaro

RetailMeNot, Inc.

ir@rmn.com

(512) 777-2899

— RMNSALE-F –

RetailMeNot, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net revenues	$47,350	$34,160	$131,312	$93,895
Costs and expenses:
Cost of net revenues (1)	3,275	2,498	8,735	6,475
Product development (1)	8,214	3,834	21,103	9,326
Sales and marketing (1)	15,699	9,438	40,974	22,543
General and administrative (1)	7,250	3,979	19,919	10,777
Amortization of purchased intangible assets	3,056	3,222	8,673	10,244
Other operating expenses	441	416	1,299	2,611

Total costs and expenses	37,935	23,387	100,703	61,976

Income from operations	9,415	10,773	30,609	31,919
Other income (expense):
Interest expense, net	(1,156)	(743)	(2,410)	(2,519)
Other income (expense), net	473	15	451	49

Income before income taxes	8,732	10,045	28,650	29,449
Provision for income taxes	(3,139)	(3,471)	(10,959)	(11,201)

Net income	5,593	6,574	17,691	18,248

Preferred stock dividends on participating preferred stock	(7,752)	(6,188)	(19,928)	(18,388)

Total undistributed earnings (loss)	(2,159)	386	(2,237)	(140)
Undistributed earnings allocated to participating preferred stock	—	(378)	—	—

Net income (loss) attributable to common stockholders	$(2,159)	$8	$(2,237)	$(140)

Net income (loss) per share attributable to common stockholders:
Basic	$(0.06)	$0.01	$(0.16)	$(0.17)

Diluted	$(0.06)	$0.01	$(0.16)	$(0.17)

Weighted average number of shares used in computing net income (loss) per share:
Basic	38,235	871	13,703	821

Diluted	38,235	2,657	13,703	821

RetailMeNot, Inc.

Condensed Consolidated Statements of Operations (continued)

(Unaudited, in thousands)

	Three Months Ended September, 30		Nine Months Ended September, 30
	2013	2012	2013	2012
(1) Includes stock-based compensation as follows:
Cost of net revenues	$156	$31	$449	$81
Product development	597	300	1,641	713
Sales and marketing	560	261	1,568	592
General and administrative	1,304	463	3,410	1,173

Total	$2,617	$1,055	$7,068	$2,559

RetailMeNot, Inc.

Calculation of Weighted-Average Basic and Diluted Shares Assuming Conversion of Redeemable Convertible Preferred Stock

(Unaudited, in thousands)

	Three Months Ended September, 30		Nine Months Ended September, 30
	2013	2012	2013	2012
Basic:
GAAP basic weighted-average common shares	38,235	871	13,703	821
Add: Weighted-average shares from assumed conversion of redeemable convertible preferred stock	11,045	44,180	33,014	44,094

Basic weighted-average common shares (as converted basis)	49,280	45,051	46,717	44,915

Diluted:
Basic weighted-average common shares (as converted basis)	49,280	45,051	46,717	44,915
Add: Dilutive effect of stock options	2,681	1,328	2,091	773
Add: Dilutive effect of common stock warrants	—	458	134	458

Diluted weighted-average common shares (as converted basis)	51,961	46,837	48,942	46,146

RetailMeNot, Inc.

Reconciliation of Adjusted EBITDA

(Unaudited, in thousands)

	Three Months Ended September, 30		Nine Months Ended September, 30
	2013	2012	2013	2012
Net income	$5,593	$6,574	$17,691	$18,248
Depreciation and amortization	3,547	3,512	10,076	10,938
Stock-based compensation expense	2,617	1,055	7,068	2,559
Third party acquisition-related costs	388	—	1,305	630
Other operating expenses	441	416	1,299	2,611
Interest expense, net	1,156	743	2,410	2,519
Other income (expense), net	(473)	(15)	(451)	(49)
Provision for income taxes	3,139	3,471	10,959	11,201

Adjusted EBITDA	$16,408	$15,756	$50,357	$48,657

RetailMeNot, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands)

	Sep-13	Dec-12
Assets
Current assets:
Cash and cash equivalents	$136,408	$97,142
Accounts receivable, net	30,949	32,315
Prepaids and other current assets, net	5,472	1,939

Total current assets	172,829	131,396
Property and equipment, net	7,716	4,921
Intangible assets, net	79,330	77,985
Goodwill	168,626	152,755
Other assets, net	3,670	3,863

Total assets	$432,171	$370,920

Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$3,184	$4,640
Accrued compensation and benefits	6,272	5,906
Accrued expenses and other current liabilities	6,471	4,794
Income taxes payable	808	1,254
Current maturities of long term debt	14,972	16,650

Total current liabilities	31,707	33,244
Deferred tax liability—noncurrent	8,484	6,631
Long term debt	28,000	22,275
Other noncurrent liabilities	1,534	1,116

Total liabilities	69,725	63,266
Series B redeemable convertible preferred stock	—	349,027
Stockholders’ equity (deficit):
Common stock	51	1
Additional paid-In capital	414,068	8,579
Accumulated other comprehensive loss	(91)	(543)
Accumulated deficit	(51,582)	(49,410)

Total stockholders’ equity (deficit)	362,446	(41,373)

Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)	$432,171	$370,920

RetailMeNot, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Cash flows from operating activities:
Net income	$5,593	$6,574	$17,691	$18,248
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization expense	3,547	3,512	10,076	10,938
Stock based compensation expense	2,617	1,055	7,068	2,559
Deferred income tax benefit (expense)	(2,048)	(271)	(2,853)	(1,680)
Non-cash interest expense	665	142	900	680
Impairment of assets	—	—	—	1,962
Amortization of deferred compensation	441	417	1,301	650
Other non-cash expense and fair value change in liabilities, net	(221)	(63)	(64)	(59)
Provision for doubtful accounts receivable	—	27	142	30
Changes in operating assets and liabilities:
Accounts receivable, net	(4,175)	(767)	2,323	3,736
Prepaid expenses and other current assets, net	739	86	(1,723)	(661)
Accounts payable	613	315	(1,347)	318
Accrued expenses and other current liabilities	(92)	1,735	1,982	(2,525)
Other noncurrent assets and liabilities	(626)	25	(530)	70

Net cash provided by (used in) operating activities	7,053	12,787	34,966	34,266
Cash flows from investing activities:
Payments for acquisition of businesses, net of acquired cash	(14,469)	(748)	(16,400)	(10,290)
Purchase of other assets	(305)	—	(851)	—
Purchase of property and equipment	(2,328)	(429)	(4,160)	(2,078)

Net cash used in investing activities	(17,102)	(1,177)	(21,411)	(12,368)
Cash flows from financing activities:
Proceeds from notes payable, net of issuance costs	8,094	—	8,094	—
Payments on notes payable	(6,000)	(2,225)	(12,200)	(18,108)
Payments of preferred stock dividends	(58,682)	—	(58,682)	—
Proceeds from initial public offering, net of offering costs	85,365	—	85,365	—
Excess income tax benefit from employee stock-based awards	1,287	—	1,287	—
Obligation under capital lease	(3)	—	(8)	—
Proceeds from exercise of options and warrants to purchase common stock	1,083	76	1,652	226

Net cash provided by (used in) financing activities	31,144	(2,149)	25,508	(17,882)
Effect of exchange rate changes on cash	442	86	203	78

Change in cash and cash equivalents	21,537	9,547	39,266	4,094
Cash and cash equivalents, beginning of period	114,871	82,781	97,142	88,234

Cash and cash equivalents, end of period	$136,408	$92,328	$136,408	$92,328